UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-06727

Dominion Funds, Inc.

(Exact name of registrant as specified in charter)

1613 Duke Street, Alexandria, VA

22314

(Address of principal executive offices)

(Zip code)

Paul Dietrich, 1613 Duke Street, Alexandria, VA 22314

              (Name and address of agent for service)

Registrant's telephone number, including area code:

800-416-2053

Date of fiscal year end:

6/30

Date of reporting period: 12/31/10

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2010

Investor Information: 1-866-270-1222

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Foxhall Global Trends Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

February 10, 2011

FOXHALL GLOBAL TRENDS FUND

FORMERLY KNOWN AS THE

(SHEPHERD LARGE CAP GROWTH FUND)

Dear Fund Shareholders,

For the year ending December 31, 2010, the FOXHALL GLOBAL TRENDS FUND was up +5.04% compared to +10.02% in the S&P 500 INDEX.  You can review the Fund’s performance by going to our website, at www.foxhallglobaltrendsfund.com.

However, in the last quarter of 2010, the Fund gained +8.62%.  Since the beginning of this year 2011 through February 8, 2011, the Fund was up another +8.56% vs. the S&P 500 INDEX, which was up only +5.50% during that same period of time.

While the Fund compares itself to the S&P 500 INDEX, the FOXHALL GLOBAL TRENDS FUND invests globally and not just in the United States.  Also the Fund maintained large amounts of money market funds and U.S. Government treasury bonds during this period, which largely accounts for the underperformance compared to the S&P 500 INDEX.  Generally when coming out of a severe bear market or during highly volatile stock markets, the Fund uses money market funds and U.S. Government treasury bonds to seek to limit risk and volatility.

The primary goal of FOXHALL CAPITAL’S investment philosophy and our OFFENSIVE-DEFENSIVE INVESTMENT STRATEGY is designed to LIMIT AND MINIMIZE ANY SIGNIFICANT LOSS IN OUR CLIENT’S INVESTMENT PORTFOLIOS—especially during historically volatile transition periods.  Over the past twelve months, the Fund has maintained significant levels of U.S. government bonds and money market funds as we tried to minimize portfolio losses.

ADDITIONAL INVESTMENT FILTERS

In an effort to limit volatility and hopefully increase performance, the Fund has started to add additional stock screening filters, beginning in August 2010.  These new fundamental filters add a heavier weight to companies with lower Price Earnings Ratios, high Return on Equity and high Free Cash Flow.  Lastly we continue to rank and choose these stocks based on their high relative strength based on our proprietary FOXHALL TREND RECOGNITION TECHNOLOGY®.

A STOCK MARKET REVIEW OF 2010 & PREDICTIONS FOR 2011

The 2010 stock market was a real roller coaster ride with almost all of the gains coming in the last few months of the year.

Here is what $100,000 invested in the S&P 500 INDEX looked like throughout the year.  In July the stock market was negative by over 13%!

If you look at the 2010 performance of the S&P 500 INDEX; to call it a roller coaster is an understatement.  The stock market was negative almost 40% of the year.

It wasn’t just US markets that were volatile—ALL markets were volatile!

Here is a chart of what $100,000 invested in the S&P 500 INDEX, the EMERGING MARKETS INDEX (EEM) and the COMMODITIES INDEX (DBC) looked like through 2010.

During May through July, emerging markets and commodities indexes were negative by almost 20%.

AT FOXHALL CAPITAL—RISK MANAGEMENT IS EVERYTHING!

When we see a stock market like 2010 with volatility at historic levels over 20% and a stock market erratically moving from positive gains to negative losses every few months, FOXHALL, as a policy, tries to reduce volatility and the possibility of significant client portfolio losses by increasing the percentage of cash and US treasuries in all of our portfolio strategies.

While we make no apologies for trying to protect our client’s portfolios in a roller coaster stock market, in hindsight, WE MAY HAVE BEEN TOO CONSERVATIVE.  We may have kept too much cash and US treasuries in the portfolios for too long and that policy had an overall negative impact on 2010 performance.

Despite holding too much cash and US treasuries, the FOXHALL GLOBAL TRENDS FUND ended solidly positive for the year.

STOCK MARKET PREDICTIONS FOR 2011….

I believe we will see THREE MAJOR INVESTMENT TRENDS in 2011 that should produce solid gains for FOXHALL GLOBAL TRENDS FUND investors.

TREND #1:  GLOBAL US BRANDS WILL DRIVE THE U.S. STOCK MARKET

Despite all the doomsayers, the U.S. economy and U.S. stock market should be up in 2011.  I predict overall modest growth in the economy of about 3% to 3.5% and unemployment will remain stubbornly around 9%.

But, I also believe new jobs will be added, exports will increase, productivity will increase and those U.S. global companies and brands that are selling to newly affluent markets in Asia and other emerging markets will do very well and they will be the main drivers of the U.S. stock market in 2011.  If there are no terrorist attacks, no new wars or some other disaster, I think 2011 could be a very good year for globally-oriented U.S. stocks.

TREND #2:  ASIAN & EMERGING MARKETS WILL GROW THREE TIMES FASTER THAN THE U.S. & EUROPE

I believe that after an erratic 2010, Asia and emerging markets are now in a long-term secular bull market trend and this will continue for some time.

Even more money is likely to be directed into Asian and emerging markets as investors around the world realize that emerging economies on average are growing three times faster than developed economies, and generally have more foreign reserves and lower debt-to-GDP ratios than most developed countries.

The INTERNATIONAL MONETARY FUND has estimated that all emerging markets will grow an average of 7.1% in 2010 and 6.4% in 2011, well above the 2.7% and 2.2% growth (in 2010 and 2011, respectively) estimated for all developed markets.  India will grow over 9% and China may grow over 10% in 2011. Meanwhile, foreign reserves in China are the largest in the world, totaling more than US$2.6 trillion, while India and Brazil have more than US$250 billion each in U.S. dollar reserves.

Although the slowdown in the global economy had an impact on some Asian and emerging markets, we are seeing that these economies are becoming more domestically driven.  Private domestic consumption and government expenditure in areas such as infrastructure have at least partially offset the impact of decelerating export growth.  The services sector has, in my view, also been gaining in importance, especially in China and India.

Generally, I also believe the economic recovery in emerging markets is likely to be sustainable in view of their strong fundamentals.  In addition to robust macroeconomic data, financial and fiscal indicators remain positive.  Moreover, the search for higher returns in a low interest rate environment in the U.S. coupled with attractive valuations in emerging markets could continue to support strong stock market performance.

However, emerging economies are starting to face inflationary pressures.  In addition, if central banks in emerging markets continue to buy dollars to prevent their currencies from appreciating too quickly, thereby increasing their foreign reserves, they may appear increasingly safe to investors looking for markets with higher economic growth and yields.  Monetary and exchange rate policies around the world could also impact markets, and so we continuously track the situation.

TREND #3:  COMMODITIES SHOULD CONTINUE THEIR OUTPERFORMANCE AS INFLATION STARTS TO RAISE ITS UGLY HEAD AND SATISFYING EMERGING MARKET’S INSATIABLE APPETITE

Everyone knows that housing prices are estimated to go down another 20-plus percent through 2014 when the bottom is being predicted.  Many analysts feel we could see a double-dip in housing prices in 2011.

WHY IS THIS IMPORTANT?  Because housing prices make up 32% of the calculation of the U.S. inflation index called the CONSUMER PRICE INDEX.  Housing also makes up 42% of the calculation of the U.S. CORE INFLATION INDEX.  This index DOES NOT include food, oil or gasoline prices.

The CORE INFLATION INDEX is used to determine cost of living increases for many pensions and social security.  It is also used to determine the inflation rate yield in inflation-adjusted U.S. treasuries (TIPS).

But because of the 42% calculation in declining housing prices, and the fact that this index DOES NOT include food, oil or gas, the U.S. government would like you to believe there is no inflation in the United States.

But anyone who has bought groceries or gas at the pump lately knows there is inflation.  Every businessman knows that the cost of his raw materials is going up, as is health care costs, education and just about everything else—except housing prices.

Starting in 2011, commodities are going to become an important tool in offsetting the loss in “buying power” in investor’s portfolios.

If you add back food, oil and gasoline and use the U.S. government’s pre-1980 inflation calculation, we have about 8.5% inflation right now.

CHINA, ASIAN & EMERGING MARKETS ARE BIG BUYERS OF COMMODITIES

Most of the popularly accepted predictions about China were wrong in 2010.  I also expect this to be the case again in 2011.

In 2010, many predicted that Chinese exports would be slow.  Actually, export growth showed a 30% increase.  Predictions of 6% GDP growth turned out to be way too low.  China’s GDP grew about 10% in 2010.  Predictions of low growth of commodity imports into China were also too low.   Commodity imports turned out to be increases of 10% to 40% depending upon the commodity (coal, copper, iron ore, etc.).

In 2011, China, the rest of Asia and other emerging markets will continue to import massive amounts of goods, especially raw materials (coal, copper, iron ore, gold, nickel) and foods (wheat, corn, soybeans, and rice).

India and other emerging powers will also import large amounts of grains.  Keep an eye on food prices worldwide as they may continue to rise.

WHAT DOES THIS MEAN TO INVESTORS? Physical commodities and the companies that provide resources to China, India and other growing nations or companies that mine raw materials will continue to be an attractive investment area in 2011.

Gold and silver shot up in 2010 and may experience a short-term pullback, but I believe gold and silver will do well longer term.

SUMMARY

Unlike most of 2010, I believe we will see the sustained, long-term stock market trends that started over the past few months continue through 2011.

Given our policy of only investing in first-rate, ethical companies that meet our conservative VALUES BASED screening process, I am cautiously optimistic that your FOXHALL GLOBAL TRENDS FUND will outperform as the economy recovers and starts to expand once again.

Until then….

Patience!

Paul Dietrich

President & Chief Investment Officer

The Fund may invest in Underlying Funds, including mutual funds, closed-end funds and ETFs. As a result the Fund will indirectly bear investment management fees of the underlying funds in addition to the investment management fees and expenses of the Fund. In some instances it may be less expensive for an investor to invest in the Underlying Funds directly. There is also a risk that investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.  Investments in Underlying Funds that invest in foreign equity and debt securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. As with any investment in mutual funds investing in the Fund involves risks including the loss of principal.

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2010
	Shares	Market Value

COMMON STOCK - 96.06%
AUTO PARTS & EQUIPMENT - 6.38%
Autoliv, Inc.	3,126	$ 246,766
Cooper Tire & Rubber Co.	10,871	256,338
		503,104
CHEMICALS - 2.96%
NewMarket Corp.	1,893	233,539

COAL - 3.25%
Alliance Resource Partners LP	3,895	256,135

COMMERCIAL SERVICES - 2.99%
Valassis Communications, Inc. *	7,299	236,123

COMPUTERS - 6.51%
DST Systems, Inc.	5,704	252,972
SanDisk Corp. *	5,227	260,618
		513,590
ELECTRIC - 3.14%
Empresa Nacional de Electricidad SA/Chile - ADR	4,405	247,605

HEALTHCARE - SERVICES - 9.39%
AMERIGROUP Corp. *	5,601	245,996
Healthspring, Inc. *	8,676	230,174
Laboratory Corp. of America Holdings *	3,003	264,024
		740,194
INSURANCE - 6.40%
Allied World Assurance Co. Holdings Ltd.	4,140	246,082
RenaissanceRe Holdings Ltd.	4,056	258,327
		504,409
INVESTMENT COMPANIES - 3.16%
KKR Financial Holdings LLC	26,829	249,510

IRON / STEEL - 3.36%
Cliffs Natural Resources, Inc.	3,393	264,688

OIL & GAS - 3.25%
Exxon Mobil Corp.	3,502	256,066

PACKAGING & CONTAINERS - 6.35%
Crown Holdings, Inc. *	7,796	260,230
Rock-Tenn Co.	4,454	240,293
		500,523

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2010
	Shares	Market Value

PHARMACEUTICALS - 6.62%
Endo Pharmaceuticals Holdings, Inc. *	6,899	$ 246,363
Impax Laboratories, Inc. *	13,709	275,688
		522,051
REAL ESTATE INVESTMENT TRUSTS - 3.08%
American Capital Agency Corp.	8,446	242,738

RETAIL - 9.49%
Cracker Barrel Old Country Store, Inc.	4,685	256,598
Pier 1 Imports, Inc. *	23,605	247,853
Ross Stores, Inc.	3,858	244,019
		748,470
SEMICONDUCTORS - 9.63%
Cirrus Logic, Inc. *	15,344	245,197
Lam Research Corp. *	5,059	261,955
Xilinx, Inc.	8,717	252,619
		759,771
TELECOMMUNICATIONS - 10.10%
Cellcom Israel Ltd.	7,183	234,812
InterDigital, Inc. PA	7,032	292,813
Millicom International Cellular SA	2,815	269,114
		796,739

TOTAL COMMON STOCK		7,575,255
( Cost - $7,149,855)

SHORT-TERM INVESTMENTS - 3.68%
Goldman Sachs Financial Square Funds - Government Fund, 0.01%+	290,298	290,298
TOTAL SHORT-TERM INVESTMENTS		290,298
( Cost - $290,298)

TOTAL INVESTMENTS - 99.74%
( Cost - $7,440,153)		7,865,553
OTHER ASSETS LESS LIABILITIES - 0.26%		20,697
NET ASSETS - 100.00%		$ 7,886,250
_____
+ Rate shown is as of December 31, 2010.
* Non-Income producing security.
ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2010

Assets:
Investments in Securities at Market Value (identified cost $7,440,153)	$ 7,865,553
Due From Investment Adviser	21,206
Dividends and Interest Receivable	12,662
Receivable for Fund Shares Sold	3,989
Prepaid Expenses and Other Assets	15,734
Total Assets	7,919,144

Liabilities:
Payable to Distributor	2,684
Accrued Expenses and Other Liabilities	30,210
Total Liabilities	32,894

Net Assets (200,000,000 shares authorized; $.001 par value;
1,645,134 shares outstanding)	$ 7,886,250

Net Asset Value, Offering and Redemption Price Per Share
($7,886,250/ 1,645,134 shares of beneficial interest outstanding)	$ 4.79

Composition of Net Assets:
At December 31, 2010, Net Assets consisted of:
Capital Stock - Par Value	$ 1,645
Paid-in-Capital	7,342,367
Accumulated Net Investment Loss	(12,000)
Accumulated Net Realized Gain From Security Transactions	128,838
Net Unrealized Appreciation on Investments	425,400
Net Assets	$ 7,886,250

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2010

Investment Income:
Dividend Income (net of $4,784 foreign taxes)	$ 68,421
Interest Income	14
Total Investment Income	68,435

Expenses:
Investment Advisory Fees	38,588
Legal Fees	28,062
Administration Fees	18,148
Distribution (12b-1) Fees	15,435
Chief Compliance Officer Fees	13,590
Fund Accounting Fees	12,149
Transfer Agent Fees	11,827
Registration & Filing Fees	10,081
Audit Fees	6,806
Underwriter Fees	6,050
Insurance Expense	5,042
Printing Expense	5,042
Custody Fees	2,521
Director Fees	2,521
Miscellaneous Expenses	1,008
Total Expenses	176,870
Less: Expenses Reimbursed by Adviser	(96,435)
Net Expenses	80,435
Net Investment Loss	(12,000)

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net Realized Gain on Investments and Foreign Currency	301,816
Net Change in Unrealized Appreciation on Investments and Foreign Currency	673,005
Net Realized and Unrealized Gain on Investments	974,821

Net Increase in Net Assets Resulting From Operations	$ 962,821

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the year
	ended	ended
	December 31, 2010	June 30, 2010
Operations:	(Unaudited)
Net Investment Loss	$ (12,000)	$ (102,673)
Net Realized Gain on Investments and Foreign Currency	301,816	567,391
Distributions Received from Underlying Investment Companies	-	1,304.00
Net Change in Unrealized Appreciation (Depreciation)
on Investments	673,005	(246,971)
Net Increase in Net Assets
Resulting From Operations	962,821	219,051

Distributions to Shareholders	-	-

Beneficial Interest Transactions:
Proceeds from Shares Issued (17,820 and 196,893 shares,
respectively)	80,617	876,180
Cost of Shares Redeemed (151,585 and 260,301 shares, respectively)	(681,374)	(1,159,177)
Net Beneficial Interest Transactions	(600,757)	(282,997)

Increase (Decrease) in Net Assets	362,064	(63,946)

Net Assets:
Beginning of Period	7,524,186	7,588,132
End of Period (including accumulated undistributed net investment
loss of $12,000 and $0, respectively)	$ 7,886,250	$ 7,524,186

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Six
	Months Ended		For the Years Ended June 30,
	Dec. 31, 2010		2010	2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$ 4.23		$ 4.12	$ 5.06	$ 5.00	$ 4.40	$ 3.61

Income (Loss) From Investment Operations:
Net investment loss (a)	(0.01)		(0.06)	(0.02)	(0.04)	-	(0.06)
Net gain (loss) from securities
(both realized and unrealized)	0.57		0.17	(0.92)	0.10	0.60	0.85
Total from investment operations	0.56		0.11	(0.94)	0.06	0.60	0.79

Distributions to shareholders	-		-	-	-	-	-

Net Asset Value, End of Period	$ 4.79		$ 4.23	$ 4.12	$ 5.06	$ 5.00	$ 4.40

Total Return (b)	13.24%		2.67%	(18.58)%	1.20%	13.64%	21.88%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 7,886		$ 7,524	$ 7,588	$ 9,322	$ 9,096	$7,179
Ratio of expenses, excluding interest expense,
to average net assets,
before reimbursement	4.58%	(c)	4.32%	2.66%	2.25%	2.25%	2.25%
net of reimbursement	2.08%	(c)	1.97%	2.17%	-	-	-
Ratio of expenses, including interest expense,
to average net assets,
before reimbursement	4.58%	(c)	4.32%	2.68%	2.27%	-	-
net of reimbursement	2.08%	(c)	1.97%	2.19%	-	-	-
Ratio of net investment loss to
average net assets	(0.31)%	(c)	(1.28)%	(0.47)%	(0.86)%	(0.09)%	(1.33)%
Portfolio turnover rate	360%		756%	233%	309%	382%	190%

__________

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Sales load is not reflected in total return.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2010

1.

ORGANIZATION

Dominion Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company and was incorporated in the State of Texas on June 5, 1992.  The Company may designate one or more series of common stock; however, at this time the Foxhall Global Trends Fund (the “Fund”), formerly Shepherd Fund, is the only series of the Company.  The primary investment objective of the Fund is growth of capital.  The Fund will invest in a diversified portfolio of common stock of companies that meet the Fund’s investment and social criteria.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – Equity and fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  Fixed income securities are valued each day by an independent pricing service which utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2010

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	7,575,255	-	-	7,575,255
Short Term Investments	290,298	-	-	290,298
Total	7,865,553	-	-	7,865,553

                                                              The Fund did not hold any Level 3 securities during the period.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.   Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2010

Federal Income Taxes – The Fund policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders – The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end.  Distributions will be recorded on ex-dividend date.    The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Foxhall Capital Management (the “Adviser”).    The Adviser provides the Fund with investment advice and recommendations for investments.  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended December 31, 2010, the Adviser earned advisory fees of $38,588.

Effective October 28, 2010, the Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (excluding acquired fund fees and expenses), at least until April 28, 2011, so that the total annual operating expenses of the Fund do not exceed 2.25% of average daily net assets.  For the period October 28, 2009 through October 27, 2010, the total annual operating expense ratio was contractually limited to 1.99% by the Adviser.  For the six months ended December 31, 2010, the Adviser reimbursed expenses of $96,435.

Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  As of December 31, 2010, the cumulative expenses subject to recapture by the Adviser amounted to $323,420 and will expire on June 30 of the following years:

2012	2013	2014
$39,043	$187,942	$96,435

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Directors of the Company has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.40% per year of its average daily net assets for such distribution and shareholder service activities.  For the six months ended December 31, 2010, the Fund paid $15,435 to the Distributor pursuant to the Plan.

Pursuant to an Underwriting Agreement, the Fund pays the Distributor an annual fee of $10,000 plus an asset based fee based on a tiered structure to serve as the representative of the Fund in the continual offering of Fund shares for sale to the public.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2010

Certain directors and officers of the Fund are also directors and officers of the Adviser.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2010, amounted to $26,248,003 and $26,649,388, respectively.

5.

TAX INFORMATION

As of June 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales.

At June 30, 2010, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

The Fund had $532,074 of capital loss carry forwards that expired on June 30, 2010.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $32 of such foreign currency losses.

Permanent book and tax differences, primarily attributable to net investment losses, prior and current year foreign currency loss adjustments, expiration of capital loss carry forwards during the period, real estate investment trust, partnership and passive foreign investment company adjustments, resulted in reclassification for the period ended June 30, 2010 as follows: a decrease in paid-in capital of $640,233; a decrease in accumulated net investment losses of $102,673; and a decrease in accumulated net realized loss from security transactions of $537,560.

The cost basis of securities for financial reporting purposes was $7,440,153.  Gross unrealized appreciation and depreciation on investments as of December 31, 2010 aggregated $496,665 and $71,265, respectively.

6.

CONTROL OWNERSHIP

The control ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2010, TD Ameritrade, Inc. owned approximately 62% of the Fund, for the benefit of others.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2010

7.

SUBSEQUENT EVENT

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolio’s financial statement disclosures.

Foxhall Global Trends Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2010

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/01/10)	Ending Account Value (12/31/10)	Expenses Paid During the Period* (7/01/10 to 12/31/10)
Actual	$1,000.00	$ 1,132.39	$ 11.18
Hypothetical (5% return before expenses)	$1,000.00	$ 1,014.72	$ 10.56

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 2.08%  multiplied by the average account value over  the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending December 31, 2010).

Investment Adviser

Foxhall Capital Management, Inc.

35 Old Tavern Road, 2nd Floor

Orange, CT 06477

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Todd Cipperman, Esq.

Cipperman & Company

500 E. Swedesford Road

Suite 104

Wayne, PA 19087

Independent Registered Public

Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68102

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information to unaffiliated third parties (such as to the investment advisor to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-270-1222 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-270-1222.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dominion Funds, Inc.

By (Signature and Title)

/s/Paul Dietrich

       Paul Dietrich, President

Date

3/11/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Paul Dietrich

        Paul Dietrich, Principal Executive and Principal Financial Officer

Date

3/11/11